                                                                   EXHIBIT 10.33

                                FIRST AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT


     First Amendment dated as of May 26, 1998 to Revolving Credit Agreement (the "First Amendment"), by and among CMG INFORMATION SERVICES, INC., a Delaware corporation (the "Borrower"), BANKBOSTON, N.A. (FORMERLY KNOWN AS THE FIRST NATIONAL BANK OF BOSTON) and the other lending institutions listed on Schedule 1
                                                                      ----------
to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of Revolving Credit Agreement dated as of May 14, 1997 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.  AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT.  Section 1 of the
            --------- -- --------- -- --------------------
Credit Agreement is hereby amended by deleting the date "May 14, 1998" which appears in the definition of "Revolving Credit Loan Maturity Date" and substituting in place thereof the date "August 14, 1998".

     (S)2.  AMENDMENT TO SECTION 2 OF THE CREDIT AGREEMENT.  Section 2.4 of the
            --------- -- --------- -- --------------------
Credit Agreement is hereby amended by deleting the words "at the rate of two and one-half percent (2 1/2%) per annum above the LIBOR Rate" and substituting in place thereof the words "at the rate of two percent (2%) per annum above the LIBOR Rate".

     (S)3.  AMENDMENT TO SCHEDULE 1 OF THE CREDIT AGREEMENT.  Schedule 1 of the
            --------- -- ---------- -- --------------------
Credit Agreement is hereby amended by deleting Schedule 1 in its entirety and substituting in place thereof the Schedule 1 attached hereto.

     (S)4.  CONDITIONS TO EFFECTIVENESS.  This First Amendment shall not become
            ---------------------------
effective until the Agent receives the following:

     (a) a counterpart of this First Amendment, executed by the Borrower and the Banks; and

     (b) evidence that all necessary corporate action has been taken on the part of the Borrower to authorize the transactions contemplated hereby.

     (S)5.  REPRESENTATIONS AND WARRANTIES.  The Borrower hereby repeats, on and
            ------------------------------
as of the date hereof, each of the representations and warranties made by it in
(S)5 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to
--------
such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this First Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

     (S)6.  RATIFICATION, ETC.  Except as expressly amended hereby, the Credit
            ------------  ---
Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)7.  NO WAIVER.  Nothing contained herein shall constitute a waiver of,
            ---------
impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

     (S)8.  COUNTERPARTS.  This First Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)9.  GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND
            -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.

                                        CMG INFORMATION SERVICES, INC.



                                        By:
                                           ---------------------------------
                                        Title:



                                        BANKBOSTON, N.A.



                                        By:
                                           ---------------------------------
                                        Title:

                                   SCHEDULE 1
                                   ----------
                               BANKS/COMMITMENTS
                               -----------------

                                    Revolving Credit   Commitment Percentage of
              Banks                 Loan Commitment     Revolving  Credit Loans
================================================================================

BANKBOSTON, N.A.                       $4,000,000                   100%
Domestic Lending Office:
100 Federal Street, 01-08-06
Boston, Massachusetts  02110
Attn: High Technology Division

Eurodollar Lending Office:
Same as above
================================================================================
     Totals:                           $4,000,000                   100%
--------------------------------------------------------------------------------